Exhibit 21

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services (Canada), Ltd.	Canada	Kelly Services

Kelly Properties, Inc	Michigan	Kelly Properties

Kelly Receivables Services, LLC	Delaware	Kelly Receivables Services

Kelly Services (Ireland), Inc. (a subsidiary of Kelly Properties, Inc.)	Delaware	Kelly Services

Kelly Services (UK),Ltd. (a subsidiary of Kelly Properties, Inc.)	United Kingdom	Kelly Services, Ltd.

Kelly Payroll Services Limited (a subsidiary of Kelly Services (UK), Ltd.)	United Kingdom	Kelly Services, Ltd.

Kelly Home Care Services, Inc.	Delaware	Kelly Home Care Services

Kelly Services (Australia), Ltd.	Delaware	Kelly Services

Kelly Services (New Zealand), Ltd.	Delaware	Kelly Services

Kelly Services of Denmark, Inc.	Delaware	Kelly Services

Kelly Services (Nederland), B.V.	The Netherlands	Kelly Services

Kelly Administratiekantoor B.V. (a subsidiary of Kelly Services (Nederland) B.V.)	The Netherlands	Kelly Services

Kelly Managed Services (Nederland) B.V. (a subsidiary of Kelly Services (Nederland) B.V.)	The Netherlands	Kelly Services

Kelly Services Norge A.S.	Norway	Kelly Services

Kelly Services Management A.S.	Norway	Kelly Services

Kelly Services Mexico, S.A. de C. V.	Mexico	Kelly Services

Outsourcing de Servicios y Manufactura, S.A. de C. V. (a subsidiary of Kelly Services Mexico, S.A. de C. V.)	Mexico	Kelly Services

QSM, S.A. de C.V. (a subsidiary of Kelly Services Mexico, S.A. de C.V.)	Mexico	Kelly Services

Kelly Services (Suisse) S.A.	Switzerland	Kelly Services

Kelly Services France, S.A.S.	France	Kelly Services

Kelly Services Interim, S.A.S. (a subsidiary of Kelly Services France, S.A.S.)	France	Kelly Services

Competences RH (a subsidiary of Kelly Services France S.A.S.)	France	Competences RH

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services Luxembourg S.A.R.L.	Luxembourg	Kelly Services

Kelly Services (Societa Di Fornitura Di Lavoro Temporaneo) SpA (a subsidiary of Kelly Services, Inc. and Kelly Properties, Inc)	Italy	Kelly Services

Kelly Management Services, Srl. (a subsidiary of Kelly Services, Inc. and Kelly Properties, Inc.)	Italy	Kelly Management Services

Kelly Services Seleccion y Formacion, S.L.	Spain	Kelly Services

Kelly Services Empleo Empresa de Trabajo Temporal, S.L. (a subsidiary of Kelly Services Seleccion y Formacion, S.L.)	Spain	Kelly Services

Kelly Services CIS, Inc	Delaware	Kelly Services

ooo Kelly Services CIS	Russia	Kelly Services

Kelly Services Deutschland GmbH	Germany	Kelly Services

Kelly Services Consulting GmbH (a subsidiary of Kelly Services Deutschland GmbH)	Germany	Kelly Services

Kelly Services Zeitarbeit GmbH & Co. OHG (subsidiary of Kelly Services Consulting GmbH and Kelly Services Deutschland GmbH)	Germany	Kelly Services

Kelly Services Interim (Belgium) S.A., N.V.	Belgium	Kelly Services

Kelly Services Select (Belgium) S.A., N.V.	Belgium	Kelly Services

Kelly Services AB	Sweden	Kelly Services

Kelly Services Sverige AB	Sweden	Kelly Services

Kelly Services (Singapore) Pte. Ltd.	Singapore	Kelly Services

BTI Consultants Pte. Ltd. (a subsidiary of Kelly Services (Singapore) Pte. Ltd.)	Singapore	BTI Consultants

Kelly Services (Malaysia) SDN. BHD.	Malaysia	Kelly Services

Agensi Perkerjaan BTI Consultants SDN. BHD.	Malaysia	BTI Consultants

BTI Consultants (India) Private Limited	India	BTI Consultants

Kelly Services (India) Private Limited (a subsidiary of BTI Consultants (India) Pvt. Ltd.)	India	Kelly Services

BTI Consultants Hong Kong Limited	Hong Kong	BTI Consultants

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services Hong Kong Limited	Hong Kong	Kelly Services

BTI Executive Placement (Thailand) Co. Ltd.	Thailand	BTI Consultants

Kelly Services Staffing (Thailand) Co. Ltd.	Thailand	Kelly Services

PT Kelly Services Indonesia	Indonesia	BTI Consultants

Kelly Services Hungary Staffing, LLC	Hungary	Kelly Services

Kelly Services Japan, Inc.	Japan	Kelly Services

Kelly Services Insan Kaynaklari ve Danismanlik Ltd., Sti. (Kelly Services Human Resources and Consulting Ltd. – a subsidiary of Kelly Services, Inc. and Kelly Properties, Inc.)	Turkey	Kelly Services